UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                  ---------------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                       THE SECURITIES EXCHANGE ACT OF 1934
                  ---------------------------------------------



       Date of Report (Date of earliest event reported): October 26, 2001



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                           HEALTH SCIENCES GROUP, INC.
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             (Exact Name of registrant as specified in its charter)





           Colorado                   333-51628               91-2079221
 (State or other jurisdiction   (Commission  File Number)   (IRS Employer
       of incorporation)                                 Identification Number)



                              Howard Hughes Center
                          6080 Center Drive, 6th Floor
                              Los Angeles, CA 90045
                                 (310) 242-6700
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)





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ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On October 26, 2001, Health Sciences Group, Inc. (the "Company") dismissed Singer Lewak Greenbaum & Goldstein, LLP as its independent auditor. Singer Lewak Greenbaum & Goldstein, LLP's audit reports on the Company's financial statements for the year ended December 31, 2000 were included in the Company's Form 10-K, which was filed on May 16, 2001. None of the audit reports contained an adverse opinion or disclaimer of opinion; however, the audit reports for such periods did contain a going concern qualification. The decision to dismiss Singer Lewak Greenbaum & Goldstein, LLP was approved by the Company's Board of Directors.

         Management of the Company knows of no past disagreements between the Company and Singer Lewak Greenbaum & Goldstein, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. There were no "reportable events" (as such term is defined in Item 304 of Regulation S-K) that occurred within the Company's most recent fiscal year nor any subsequent interim period preceding the replacement of Singer Lewak Greenbaum & Goldstein, LLP.

         On October 26, 2001, the Company engaged Stonefield Josephson, Inc., which appointment was approved by the Company's Board of Directors. During the Company's most recent fiscal year and any subsequent interim period prior to the engagement of Stonefield Josephson, neither the Company nor anyone on the Company's behalf consulted with Stonefield Josephson regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

         The Company has authorized Singer Lewak Greenbaum & Goldstein, LLP to respond fully to all inquiries of Stonefield Josephson.

         The Company has provided Singer Lewak Greenbaum & Goldstein, LLP with a copy of the disclosures being made in this Form 8-K and has requested that they furnish a letter to the Company addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.

ITEM 7.     EXHIBITS

16.1 Letter from Singer Lewak Greenbaum and Goldstein, LLP, dated October 31, 2001, to the Securities and Exchange Commission.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      HEALTH SCIENCES GROUP, INC.

Dated:  October 31, 2001              By:  /s/ Fred E. Tannous
                                      ------------------------
                                      Fred E. Tannous
                                      Chief Executive Officer,
                                      Principal Financial Officer, Controller,
                                      and Director


Dated:  October 31, 2001              By:  /s/ Bill Glaser
                                      -------------------------
                                      Bill Glaser
                                      President, Secretary,
                                      and Director